UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 18, 2008
Date of Report (Date of earliest event reported)
HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
          To the extent required by Item 2.04 of Form 8-K, the information contained in Item 8.01 of this Current Report is incorporated by reference herein. As more fully set forth in Item 8.01, HLTH believes that there has not been a triggering event that would accelerate the maturity of its 3 1/8% Convertible Notes due September 1, 2025.

Item 8.01.	Other Events
          On June 18, 2008, HLTH Corporation issued a press release announcing that on June 18, 2008, HLTH received a letter from a law firm purporting to represent certain purported holders of HLTH’s 3 1/8% Convertible Notes due 2025 (the “3 1/8% Notes”) enclosing a purported “notice of default” (the “Notice Letter”). The Notice Letter, which was also sent to the Indenture Trustee, expresses the view that a default under the Indenture for the 3 1/8% Notes has occurred because of (i) HLTH’s stated intention not to issue a change-of-control notice to the Notes’ holders in connection with the proposed merger (the “Proposed Merger”) of HLTH and WebMD Health Corp. (“WHC”), and (ii) HLTH’s stated intention not to adjust the 3 1/8% Notes’ conversion rate under Section 10.06(c) of the Indenture following the proposed merger.
          HLTH believes that the Notice Letter is without merit and defective for several reasons including, without limitation, the following:
•	the Proposed Merger will not constitute a change of control under the Indenture because WHC is a majority-owned subsidiary of HLTH, and the Indenture expressly excludes mergers between HLTH and any of its subsidiaries from the “change-in-control” definition;

•	the Proposed Merger will not trigger a conversion-rate adjustment under Section 10.06(c) of the Indenture because: Section 10.06(c) applies specifically to “distributions,” not to merger consideration, even if it is paid in cash; and the Notes’ holders will be entitled to a conversion-rate adjustment under Section 10.13 of the Indenture which, unlike Section 10.06(c), explicitly provides the mechanism for adjusting the conversion rate in the event of a merger, including for merger consideration paid in cash; and

•	any “notice of default” related to the Proposed Merger’s effect on the 3 1/8% Notes is premature under the Indenture’s terms because HLTH continues to be in compliance with its obligations under the terms of the Indenture.
          HLTH believes that it is not in default under the Indenture and will vigorously contest any attempt to declare an event of default under the Indenture based on the allegations set forth in the Notice Letter. HLTH does not expect the Notice Letter to affect its ability to complete the Proposed Merger or the timing thereof.
          A copy of the press release issued by HLTH regarding receipt of the Notice Letter is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference. In addition, the following are incorporated by reference into this Item 8.01 pursuant to General Instruction B.3 of Form 8-K:

•	the description of the 3 1/8% Notes contained under the heading “Description of Notes” in the Prospectus included in our Registration Statement on Form S-3 (No. 333-130484) filed on December 20, 2005;

•	the Indenture for the 3 1/8% Notes, a copy of which was filed as Exhibit 4.1 to Amendment No. 1, filed on November 9, 2005, to our Current Report on Form 8-K dated August 3, 2005;

•	the description of HLTH’s 1.75% Convertible Subordinated Notes due 2023 contained under the heading “Description of Notes” in the Prospectus included in Post-Effective Amendment No. 2, filed on November 12, 2004, to our Registration Statement on Form S-3 (No. 333- 110629); and

•	the Indenture for HLTH’s 1.75% Convertible Subordinated Notes, a copy of which was filed as Exhibit 4.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.
Additional Information About the Proposed Merger and Where to Find It:
          In connection with the proposed Merger, HLTH and WHC expect to file, with the SEC, a proxy statement/prospectus as part of a registration statement regarding the proposed transaction. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about HLTH and WHC and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed by HLTH and WHC with the SEC at www.sec.gov or www.hlth.com or www.wbmd.com. Investors and security holders are urged to read the proxy statement/prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the Merger.
Participants in the Merger
          HLTH, WHC, their directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of HLTH and WHC and their respective interests in the proposed transactions will be set forth or incorporated by reference in the proxy statement/prospectus that HLTH and WHC will file with the SEC in connection with the proposed transaction. Information about the directors and executive officers of HLTH is available in Item 10 of HLTH’s Annual Report on Form 10-K for the Year Ended December 31, 2007, included in an Amendment to that Form 10-K filed with the SEC on April 29, 2008. Information about the directors and executive officers of WHC is available in Item 10 of WHC’s Annual Report on Form 10-K for the Year Ended December 31, 2007, included in an Amendment to that Form 10-K filed with the SEC on April 29, 2008. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.
*     *     *     *
          All statements contained in this Current Report, other than statements of historical fact, are forward-looking statements, including those regarding: the proposed merger transaction between HLTH and WHC (the “Proposed Merger”) and the effect of the Proposed Merger on the 3 1/8% Notes under the terms of the Indenture. These statements speak only as of the date of this Current Report, are based on our current plans and expectations, and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward- looking statements. These risks and uncertainties include those relating to: changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries. Further information about these matters can be found in our Securities and Exchange Commission filings. In addition, there can be no assurance regarding: whether HLTH and WHC will be able to complete the Proposed Merger or as to the timing of such transaction; or how the allegations set forth in the Notice Letter may ultimately be resolved in possible litigation. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 9.01.	Financial Statements and Exhibits
          (d) Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press Release, dated June 19, 2008, regarding HLTH’s receipt of Notice Letter

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: June 19, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated June 19, 2008, regarding HLTH’s receipt of Notice Letter